ASSIGNMENT AGREEMENT

THIS AGREEMENT dated for reference the 21st day of August, 2012

BETWEEN:

Telupay Inc., a corporation formed and existing under the laws of the State of Nevada, and having an address at 51 Bay View Drive, Point Roberts, Washington 98281

(the "**Assignee**")

AND:

Baccarat Overseas Ltd., a corporation formed and existing under the laws of the British Virgin Islands, and having an address at Pasea Estate, Road Town Tortola, British Virgin Islands

(the "**Assignor**")

WHEREAS:

A. Assignor entered into License Agreement dated March 26, 2012, attached hereto as Schedule A (the "**License Agreement**") with Telupay PLC (the "**Licensor**"), wherein Assignor acquired from Optionor certain rights to use, and to distribute certain derivative works incorporating, the software known as the Mobile Banking and Payment Software Solution (collectively the "**Licensed Rights**"); and

B. In accordance with Section I of the License Agreement, the Assignor wishes to assign to the Assignee all of Assignor's right, title and interest in and to the License Agreement for the Territory of the Americans pursuant the terms of this assignment agreement (the "**Assignment**").

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties agree as follows:

THE ASSIGNMENT AND ACCEPTANCE

1. Assignor hereby unconditionally forever assigns and transfers to the Assignee all of Assignor's right, title and interest in and to the License Agreement and all obligations, benefits and advantages conferred or derived therefrom exclusively for and in relation to the territory of the Americas, including all political divisions of South America, Central America, and North America, and their respective territories and possessions.

2. In consideration for the Assignment, the Assignee hereby agrees to pay to Assignor 1,200,000 common shares (the "**Shares**") in the capital stock of the Assignee. The issuance of shares to Assignor hereunder shall be subject to Assignor executing and delivering to Assignee a subscription agreement in respect of the Shares in the form attached hereto as Schedule B.

3. The Assignor represents and warrants to the Assignee, with the knowledge that the Assignee relies upon same in entering into this Agreement, that:

(a) the Assignor has all requisite power and capacity, and has duly obtained all requisite authorizations and performed all requisite acts, to enter into and perform its obligations hereunder, and has duly executed and delivered this Agreement which, therefore, constitutes a legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with the Agreement's terms, and the entering into of this Agreement and the performance of Assignor’s obligations hereunder does not and will not result in a breach of, default under, or conflict with any of the terms or provisions of any agreement or other instrument to which Assignor is a party or by Assignor is bound, or any statute, order, judgment or other law or ruling of any competent authority;

(b) to the best of the Assignors’ knowledge and belief after due inquiry , except as otherwise disclosed to Assignee in writing, there are neither any adverse claims or challenges against, or to the ownership or title to, any of the Licensed Rights, and there are no outstanding agreements, options or other rights and interests to acquire or purchase the Licensed Rights or any portion thereof or any interest therein, and no person has any royalty or other interest whatsoever in the Licensed Rights except as provided in the License Agreement;

(c) the License Agreement is in good standing as at the date hereof and no default has occurred therein;

4. The Assignor acknowledges and agrees that:

(a) the Assignee is entitled to rely on the representations and warranties and the statements and answers of the Assignors contained in this Agreement, and the Assignors will hold harmless the Assignee from any loss or damage it may suffer as a result of the Assignors’ failure to correctly complete this Agreement;

(b) the Assignor will indemnify and hold harmless the Assignee and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Assignor contained herein, or in any other document furnished by the Assignor to the Assignee in connection herewith, being untrue in any material respect or any breach or failure by the Assignor to comply with any covenant or agreement made by the Assignor to the Assignee in connection therewith;

5. The Assignor will at all times hereafter execute and deliver, at the request of the Assignee, all such further documents, deeds and instruments, and will do and perform all such acts as may be necessary or desirable to give full effect to the intent and meaning of this Agreement.

6. Each of the parties to this Agreement acknowledges that such party has read this document and fully understands the terms of this Agreement, and acknowledges that this Agreement has been executed voluntarily after either receiving independent legal advice, or having been advised to obtain independent legal advice and having elected not to do so

7. This Agreement will enure to the benefit of the Assignee and its successors and assigns, and will be binding upon the Assignors and their successors and assigns.

8. This Agreement will be governed by and construed in accordance with the laws in force in the State of Nevada and the parties submit to the non-exclusive jurisdiction of the courts of State of Nevada in any proceedings pertaining to the Assignment or this Agreement.

9. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts will be construed together and will constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

TELUPAY INC.

Per: ______________________
Authorized Signatory

BACCARAT OVERSEAS LTD.

Per: ______________________
Authorized Signatory

SCHEDULE A

License Agreement dated March 26, 2012, between Telupay PLC and Baccarat Overseas Ltd.,

See Attached

SCHEDULE B

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

**PRIVATE PLACEMENT SUBSCRIPTION
FOR NON U.S. SUBSCRIBERS**

TELUPAY INC.

51 Bay View Drive
Point Roberts, Washington
98281

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

1. **COMPLETE** the information on page 2 of this Subscription Agreement.

2. **DELIVERY** of a copy of page 2 of this Subscription Agreement to TELUPAY INC.

TELUPAY INC.
PRIVATE PLACEMENT

The Subscriber hereby irrevocably subscribes for, and on Closing will purchase from the Company, the following securities at a price of US$0.05 per Share:

1,200,000 Shares

The Subscriber directs the Company to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS:	DELIVERY INSTRUCTIONS:
Name to appear on certificate	Name and account reference, if applicable
Tax i.d./corporate i.d. #	Contact name
Address	Address
	Telephone number

EXECUTED by the Subscriber this _______ day of_________________, _____. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the "Address of the Subscriber". The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.

WITNESS:	**EXECUTION BY SUBSCRIBER**:
Signature of witness	**X** ______________________ Signature of individual (if Subscriber **is** an individual)
Name of witness	**X** ______________________ Authorized signatory (if Subscriber is **not** an individual)
Address of witness	Name of Subscriber (**please print**)
	Name of authorized signatory (**please print**)
ACCEPTED this _______ day of ___________**, 2011.**	Address of Subscriber (residence)
TELUPAY INC. Per: Authorized signatory	Telephone number and e-mail address

By signing this acceptance, the Company and the Subscriber agree to be bound by all representations, warranties, covenants and agreements on pages 3-12 hereof.

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall

constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION
(Non U.S. Subscribers Only)

TO: **TELUPAY INC.** (the “Company”)

10. Subscription

(a) The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common shares of the Company's common stock (the "Shares") as set out on page 2 of this Subscription Agreement at a price of US$0.05 per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

(b) The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company. This offering is not subject to any minimum or maximum offering.

(c) Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

11. Payment

(a) The Subscription Proceeds must accompany this Subscription Agreement.

(b) The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction. If the Subscription Proceeds are delivered to the Company's lawyers, they are hereby authorized to release such Subscription Proceeds to the Company without further direction from the Subscriber.

(c) Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

(d) The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

(e) The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

12. Closing

(a) Closing of the purchase and sale of the Shares shall occur such date as may be determined by the Company in its sole discretion (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

13. Acknowledgements of Subscriber

(a) The Subscriber acknowledges and agrees that:

(i) none of the Shares have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

(ii) the Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective

registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(iii) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of information regarding the Company provided by the Company to the Subscriber (the "Company Information");

(iv) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(v) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(vi) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(vii) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(viii) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(ix) the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(x) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

A. any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

B. applicable resale restrictions;

(xi) the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(xii) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(xiii) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Shares;

(xiv) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(xv) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(xvi) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(xvii) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(xviii) there is no government or other insurance covering any of the Shares; and

(xix) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

14. Representations, Warranties and Covenants of the Subscriber

(a) The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(i) the Subscriber is not a U.S. Person (as defined herein);

(ii) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

(iii) the Subscriber is resident in the jurisdiction set out on page 2 of this Subscription Agreement;

(iv) the Subscriber:

A. is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,

B. is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

C. acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Shares, and

D. represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

I. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

II. any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(v) the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);

(vi) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(vii) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(viii) the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(ix) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(x) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(xi) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(xii) the Subscriber has received and carefully read this Subscription Agreement;

(xiii) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(xiv) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information requested herein;

(xv) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(xvi) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(xvii) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(xviii) the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(xix) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(xx) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(xxi) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(xxii) no person has made to the Subscriber any written or oral representations:

A. that any person will resell or repurchase any of the Shares,

B. that any person will refund the purchase price of any of the Shares,

C. as to the future price or value of any of the Shares, or

D. that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and

(xxiii) the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

(b) In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

15. Acknowledgement and Waiver

(a) The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

16. Representations and Warranties will be Relied Upon by the Company

(a) The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

17. Resale Restrictions

(a) The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

18. Legending and Registration of Subject SECURITIES

(a) The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
>
> NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(b) The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

19. Collection of Personal Information

(a) The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

20. Costs

(a) The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

21. Governing Law

(a) This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable thereto. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

22. Survival

(a) This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

23. Assignment

(a) This Subscription Agreement is not transferable or assignable.

24. Severability

(a) The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

25. Entire Agreement

(a) Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

26. Notices

(a) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

27. Counterparts and Electronic Means

(a) This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.